Exhibit 99.2

0 0 Q1 2022 EARNINGS PRESENTATION May 9, 2022

1 1 Disclaimers Forward Looking Statements: This presentation contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although the Company believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning the Company’s possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect the Company’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in the Company’s forward-looking statements: the outcome of any legal proceedings that may be instituted against the Company or others; the impacts of the ongoing COVID-19 pandemic; the ability of the Company to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that the Company may be adversely impacted by other economic conditions (including the rapidly evolving conflict between Russia and the Ukraine), business, and/or competitive factors; future exchange and interest rates; and other risks and uncertainties included under “Risk Factors” in other Company filings that have been made or will be made with the Securities and Exchange Commission. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. The Company believes EBITDA and Adjusted EBITDA are useful to investors in evaluating the Company’s financial performance. The Company uses these measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and to measure incentive compensation, as we believe that these non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling the Company to evaluate and plan more effectively for the future. In addition, the Company’s debt agreements contain covenants that use a variation of these measures for purposes of determining debt covenant compliance. The Company believes that investors should have access to the same set of tools that its management uses in analyzing operating results. EBITDA and Adjusted EBITDA should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing the Company’s financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to Net Income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity, and may be different from similarly titled non-GAAP measures used by other companies. Please refer to the Appendix of this presentation for reconciliation of Net Income to EBITDA and Adjusted EBITDA for the quarters ended March 31, 2022 and 2021 respectively. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources.

2 2 Key Highlights – Q1 2022 Adjusted EBITDA1 of $33M, 14% higher than Q1 ‘21 due to increased customer acquisitions by our clients and a focus on operational excellence and process improvement Strong momentum from Fintechs and traditional banks in the payment card business along with initial Arculus B2B momentum from multiple cryptocurrency platforms selecting Arculus as their digital authentication partner Significant enhancements for Arculus wallet enabling NFT viewing, sending, and receiving, connection to DeFi ecosystem via WalletConnect, and expansion of digital asset/cryptocurrencies on track for Q2 launch Reaffirming 2022 guidance of $336M to $376M of Net Sales and $100M to $110M of Adjusted EBITDA1 International Net Sales of $22M, 178% higher than Q1 ‘21 and 96% growth vs. Q4 ‘21 driven by expansion of the international sales team, distributor growth, and demand for premium payment cards Net Sales of $84M, 32% higher than Q1 ‘21 driven by strong sales execution and growth across new and existing clients 1 Adjusted EBITDA is a non-GAAP financial measure. For reconciliation of Adjusted EBITDA to the most directly comparable measure prepared in accordance with GAAP, please see the Appendix

3 3 Company Highlights CompoSecure is driving strong partnership momentum across the payment card and Arculus ecosystems Traditional Banks • Key Sponsor & Panel Speaker at BTC 2022 Conference in Miami • BTC purchased 25K cobranded Arculus cold storage cards for attendees Payment Cards Digital Authentication Crypto Cold Storage Bank of America Wells Fargo Capital One FinTechs Events Technology Partners JPM Chase Crypto Exchanges & Fintech Partners

4 4 2.1 2.4 2.6 2.7 3.0 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 2016 2019 2021 Trends & Momentum U.S. Consumer New Accounts Acquired, Millennial & Gen Z % of Total1 American Express Proprietary Cards Acquired1 In Millions • New cards acquired growth driven by all-time highs across US Consumer Platinum & Gold as well as US Business Platinum portfolios • Millennials and Gen Z are representing a growing percentage of new accounts acquired • Long runway for growth in the Premium (fee-based) US Consumer target market ~40% ~60% ~50% 1% 6% 12% 14% Industry No Fee Industry Premium (Fee) Industry Millennial / Gen Z (Fee) AXP US Platinum / Gold 2017-2021 Consumer Card Growth, CAGR %1 ~20% AXP U.S. Consumer Share of Industry Premium (Fee- based) Accounts 1Source: American Express March Investor Day & Q1 2022 Earnings Presentations Industry account growth: 2% 1 2 3 1 2 3

5 5 Metal Payment Card Survey – Across 18 Countries Metal Attraction Consumers attracted to metal cards due to durability, innovative design, exclusivity, and luxury Retention 51% would leave bank for another that offered metal card assuming benefits equal Loyalty 58% feel more positive about their bank because they offered metal card Physical Cards 56% preferred physical payment card vs. digital wallet or cash for in-person purchases Affluent Metal cards are card of choice for 80% of affluent consumers worldwide if benefits equal to plastic card Future Customers Metal cards preferred by 77% of millennials across all regions Sustainability 72% would choose payment card made of eco- friendly materials if benefits were equal • Independent study by Edgar, Dunn, & Company • Surveyed 18K consumers

6 6 Product Portfolio 5.2 Cards Manufactured in 20203 8.0 Cards Manufactured in 20254 Variety of Key Capabilities to Meet Customer Demand Payment Card Payment Card + Digital Authentication1 Crypto Cold Storage Crypto Cold Storage + Digital Authentication1 Payment Card + Crypto Cold Storage + Digital Authentication1 1 FIDO2 Certified Available Now Available in 2022 Client Pilots in Q2/Q3

7 7 Arculus First Half 2022 Priorities Customer/Market Need Arculus Solution Non-Fungible Tokens (NFTs) Cryptocurrency/ Digital Asset Support Access to DeFi Ecosystem 1 2 3 WalletConnect Integration Leading Wallets (>100) Any Dapp (Hundreds) Chain Agnostic Wallet Integration w/Send, Receive, Store, & View Functionality Continue Expansion: Adding 15+ in May ’22

8 8 Arculus Secures NFTs: Anticipated Mid-June Launch Enables users to view their NFTs and securely send, receive, and securely store the keys to their NFTs

9 9 Arculus Integrates WalletConnect: Anticipated Mid-June Launch Allows users to securely connect their wallets to DeFi platforms such as OpenSea and UniSwap

Arculus Secures DeFi: WalletConnect

- Integration of DeFi capabilities unlocks massive new target market for Arculus ecosystem
- Secures keys for NFTs and other digital assets
- Provides the ease of use of a browser extension with the security of a hardware wallet
- Provides secure access to Decentralized Exchanges (Dex) and Decentralized Autonomous Organizations (DAOs)
- 'Tap to transact' experience creates easy entry point for Web3 & Crypto owners not previously considering hardware wallet



NFT Marketplaces[1]
SuperRare
Rarible
OpenSea
Dex & Liquidity[1]
ARCULUS
Infrastructure[1]
UNISWAP
dYdX
PancakeSwap
radicle
Linkdrop
UNSTOPPABLE DOMAINS

[1] Examples of applications accessible via WalletConnect

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11 11 CoinDesk BitCoin Magazine Google Shopping Yahoo Cluep Morning Brew Brave Arculus Investment 5.2 Cards Manufactured in 20203 Leveraging a multi-channel approach to drive B2C and B2B brand awareness, adoption, and engagement BitBoy Crypto Apple Insider Popzara Dealerscope G for Gadget Money2020: Las Vegas CES: Las Vegas BTC: Miami Consensus: Austin Money2020: Europe Targeted Media Social Media Event Strategy Influencers Product Reviews Product Management Sales Software Engineers Solutions Architects Marketing Customer Service Information Technology Attracting Talent GetArculus.com Amazon,com Distribution Channels

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13 13 Q1 2022 Results Net Sales Gross Margin Adjusted EBITDA1 Adjusted EBITDA Margin1 Q1 ‘22 Q1 ‘21 % Change Commentary $84mm 58% $33mm 40% $64mm 54% $29mm 46% 32% 407bps 14% (636 bps) Strong sales with traditional banks & fintechs across domestic & international regions Process efficiencies benefit Includes (~$6mm) net impact from Arculus and other expenses 1 Adjusted EBITDA is a non-GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most-comparable GAAP metric, please see the Appendix to this presentation Net Income $27mm $23mm 16%

14 14 Net Sales Trend In millions $56 $46 $52 $64 $62 $8 $16 $14 $11 $22 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 International Domestic $64 $63 $66 $75 $84 International Domestic 12% 88% 26% 74% 21% 79% 15% 85% 26% 74%

15 15 Balance Sheets (Unaudited) Source: Company financials Note: Audits completed to PCAOB standards. Financial position has been derived from CompoSecure’s consolidated financial statements for the quarters ended March 31, 2022 and December 31, 2021 respectively.

16 16 Earnings per Share Q1 ‘22 Net Income = Earnings per Share - Basic $27mm $0.32 x Controlling Interest 20% = Net Income for Basic EPS $4.7mm ÷ Class A Outstanding Shares 14.9mm Source: Company financials

17 17 2022 Guidance Net Sales Adjusted EBITDA1 2022E 2021 % Change $268mm $102mm $336mm - $376mm $100mm - $110mm 25% - 40% (2%) - 7% 1 Adjusted EBITDA is a non-GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most-comparable GAAP metric, please see the Appendix to this presentation

ESG Initiatives & Recognition

CompoSecure continues to be recognized as an industry leader in sustainability, innovation, and leadership


SUSTAINABLE

1st Metal Card Manufacturer to receive new ICMA EcoLabel Standard Program

Obtained Certification for UL's Environmental Claim Validation Program

Achieved ISO 14001 Certification

Conducted Greenhouse Gas Inventory

Purchased Renewable Energy to offset 100% of Electricity and Gas Consumption



Manufacturing Leadership Award in the Digital Transformation Category

(Jon Wilk)

NJBIZ Digi-Tech Innovator Award

(Adam Lowe)

NJ Best Places to Work

(CompoSecure)

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19 19 Strategic Priorities A Category Leader of Next-Gen Payment Technology, Security, and Cryptocurrency Solutions Drive premium payment card sales through continued domestic growth, international expansion, and FinTechs Deliver innovative new card constructs and leverage our scale and existing relationships Continue to enhance Arculus capabilities (NFTs, WalletConnect, Coin Expansion, etc…) to drive adoption across key B2B verticals and consumers demanding three factor authentication security solutions Optimize investment in product lines across advertising initiatives, talent, software development, and partnerships to accelerate growth Focus on process efficiencies, materials procurement, and upsell opportunities to maintain strong margins

20 20 Investor Relations Contact ir.composecure.com Marc Griffin (ICR) 646-277-1290 CompoSecure-IR@icrinc.com

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CompoSecure, Inc. (Nasdaq: CMPO)
Summary Equity Capitalization Table (with net exercise model)

As of March 31, 2022

Enterprise Value at de-SPAC was $1,179M[1] and the current Enterprise Value is $1,008M[2]

Holders	# of Shares Issued & Outstanding	# of Shares Issued & Outstanding
Public Shareholders (Class A)	4.6M	4.6M
PIPE Investors (Class A)	4.5M	4.5M
Roman Sponsor (Class A)	5.8M	5.8M
Historic CompoSecure Owners (Class B)	61.1M	61.1M
Subtotal	**76.1M**	**76.1M**
Holders	**# of Shares Reserved for Immediately Exercisable In-The-Money Options**	**# of Shares Reserved for Immediately Exercisable In-The-Money Options (assuming net exercise)[3]**
Merger Rollover Options	5.0M	4.6M
Total	**81.1M**	**80.6M**
Convertible Instruments	**# of Shares Reserved for Conversion**	**# of Shares Reserved for Conversion (assuming net exercise)**
Public Warrantholders[4]	11.6M	4.2M
Roman Sponsor Warrantholders[5]	10.8M	3.9M
Exchangeable Noteholders	11.3M	11.3M
Grand Total	**114.8M**	**100.0M**

Notes: The table above excludes shares which may be issued in the future for contingent "earnout", equity incentive plan, employee stock purchase plan, and 401K plan

[1] Includes Net Debt of $243M + Convertible of $130M. Equity of 80.6M shares @ $10.00 price/share

[2] Includes Net Debt of $257M + Convertible of $130M. Equity of 80.6M shares @ $7.71 price/share as of market close 5/6/22

[3] Assumes exercise net of strike price, valuation at assumed FMV of $10.00

[4] Assumes exercise net of strike price, valuation at assumed FMV of $10.00

[5] Assumes treasury stock method, valuation at assumed FMV of $18.00

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23 23 Statements of Operations (Unaudited) Source: Company financials Note: Financial position has been derived from CompoSecure’s consolidated financial statements for the quarters ended March 31, 2020, 2021 and 2022 respectively. ($mm) Q1 2022A Q1 2021A Q1 2020A Revenue Net Sales $84 $64 $80 Cost of Sales (35) (29) (39) Gross Profit $49 $34 $42 Operating Expenses Selling, general and administrative (19) (8) (12) Income from operations $30 $26 $29 Other expense Other income (expense), net (3) (3) (1) Net Income $27 $23 $28

24 24 Statements of Cash Flows (Unaudited) Source: Company financials Note: Financial position has been derived from CompoSecure’s consolidated financial statements for the quarters ended March 31, 2020, 2021 and 2022 respectively.

25 25 Source: Company financials Non-GAAP Adjusted EBITDA Reconciliation (Unaudited) 1 Non-Cash Stock Option Expense: Non-cash stock option expenses related to the executive incentive plan 2 Nonrecurring Transaction Costs: Transaction related costs associated with prior transaction processes. 3 Non-Cash Mark to Market Adjustments: Related to changes in fair value of liabilities for warrants, earnouts and derivatives assets. 4 Special Distribution: Adjustment to add back special distributions to Class C unit holders. The distributions are akin to equitydistributions $mm Q1 2022A Q1 2021A Q1 2020A Net Income $27 $23 $28 Interest Expense 5 3 1 Depreciation and Amortization 2 3 2 Taxes 1 - - Unadjusted EBITDA $35 $29 $31 Non-Cash Stock Option Expense 1 0 0 Non-Recurring Transaction Costs 0 0 1 Mark to Market Adjustments (3) - - Special Distribution - - 3 Total EBITDA Adjustments ($2) $0 $4 Adjusted EBITDA $33 $29 $35 1 2 3 4 --